PAGE>
                                                                    EXHIBIT 99.3
On January 28, 1999 Ford Motor Company issued the following statement regarding its plans to acquire the passenger car business of AB Volvo:

[FORD LOGO] |  NEWS RELEASE
            |


FOR IMMEDIATE RELEASE

Contact:  John W. Spelich                       Mats Edenborg
          Ford Motor Company                    AB Volvo
          313-322-1524                          +46-31-591126  or +46-708-591126

FORD REACHES AGREEMENT TO BUY VOLVO'S
WORLDWIDE PASSENGER VEHICLE BUSINESS


DEARBORN, Mich., January 28, 1999 -- Ford Motor Company [NYSE: F] has reached an agreement with AB Volvo to buy its worldwide passenger vehicle business, Volvo Cars, for a price of $6.45 billion.

"Our 21st century vision is to become the world's leading consumer company that provides automotive products and services," said Ford Chairman William Clay Ford, Jr. "The addition of Volvo is a meaningful step toward achieving this vision."

"Volvo is a premium automotive brand with unique appeal that represents a good opportunity to profitably extend our lineup and grow the Ford business worldwide," said Jacques Nasser, Ford president and chief executive officer. "Volvo is a perfect complement to the Ford family of brands worldwide. Volvo has a world-class reputation for safety, quality, durability and environmental responsibility - all of which are attributes that are increasingly important to our customers, and fit with our 21st century vision for Ford Motor Company."

"The proposed sale of Volvo Cars to Ford will have very important benefits to the parties concerned," said Leif Johansson, president of AB Volvo and chief executive officer of the Volvo Group. "Volvo Cars' future prospects will, by being an important part of one of the world's largest and most profitable automotive groups, improve considerably."

Nasser said that Ford is pleased to be able to expand its technology and research capabilities through this transaction, as well as expand its operations in Sweden. "Ford has been operating in Sweden since 1924, and today we sell passenger and commercial vehicles through a network of 87 dealers there. We have been serving our Swedish customers for 75 years," Nasser said. "We are not just in Sweden, we are part of Sweden. And, through our new relationship with Volvo, we plan to be part of the fabric of the country for many years to come."

Ford will take ownership of all of Volvo Cars' facilities worldwide, including three major assembly plants and two powertrain plants in Europe and Volvo's passenger vehicle product development center in Gothenburg, Sweden. Ford will have the right to use the Volvo brand for passenger vehicles including cars, minivans, sport utility vehicles and light trucks on a perpetual basis. Volvo has the right to use the Volvo brand for commercial vehicles and its non-automotive-related products.

"By adding Volvo as our seventh global automotive brand, we expect to generate increased revenue and profitability while broadening the choices that we at Ford provide our customers, and strengthening our image," Nasser said. "Volvo Cars has a strong demographic and regional appeal that fits well with other Ford products. In addition, Volvo's fine global distribution network will give us added flexibility to grow our other brands."

This transaction is subject to regulatory and Volvo shareholder approval.

"The agreed price represents full and fair value to the Volvo shareholders and excellent long-term value to the Ford shareholders," said Ford. "We expect increased annual earnings through a combination of expanded product lineup, volume growth, global economies of scale in engineering resources and purchasing, and platform and manufacturing synergies."

Ford Motor Company is the world's second largest automaker. Its automotive brands include Aston Martin, Ford, Jaguar, Lincoln, Mazda and Mercury. Its automotive-related services include Ford Credit, Quality Care, Hertz and Visteon Automotive Systems.


                                      # # #

SLIDE 1 OF 13

               [FORD LOGO]

                                                       [VOLVO LOGO]

                          FORD REACHES AGREEMENT TO BUY
                              VOLVO'S CAR BUSINESS

SLIDE 2 OF 13

                         OVERVIEW OF FORD MOTOR COMPANY

-    WORLD'S MOST PROFITABLE AUTOMAKER WITH STRONG FINANCIAL RESOURCES

-    WORLD'S LARGEST TRUCK MANUFACTURER AND SECOND LARGEST CAR & TRUCK
     MANUFACTURER

-    MANUFACTURING, VEHICLE ASSEMBLY, OR SALES OPERATIONS IN MORE THAN 30
     COUNTRIES

- WORLDWIDE VEHICLE SALES OF 6.8 MILLION UNITS THROUGH A NETWORK OF 15,800 DEALERS IN OVER 200 COUNTRIES

-    DIVERSE, GLOBAL TEAM OF 364,000 EMPLOYEES

- ANNUAL SALES OF $144 BILLION -- RANKS FORD 2ND ON FORTUNE 500 LIST OF LARGEST COMPANIES

SLIDE 3 OF 13

                         FORD MOTOR COMPANY INCLUDES SIX
                          GREAT AUTOMOTIVE BRANDS . . .

[MERCURY LOGO]                     [FORD LOGO]                   [LINCOLN LOGO]

               [JAGUAR LOGO]                      [ASTON MARTIN LOGO]

                                  [MAZDA LOGO]

SLIDE 4 OF 13

                                 AND FOUR GREAT
                            AUTOMOTIVE-RELATED BRANDS


   [VISTEON LOGO]                                         [FORD CREDIT LOGO]

 [QUALITYCARE LOGO]                                         [HERTZ LOGO]

SLIDE 5 OF 13

                         [FORD LOGO] 21ST CENTURY VISION

                      "WORLD'S LEADING CONSUMER COMPANY FOR
                         AUTOMOTIVE PRODUCTS & SERVICES"

                        SOURCES OF COMPETITIVE ADVANTAGE:

-    STRONG GLOBAL BRANDS

-    SUPERIOR CUSTOMER SATISFACTION & LOYALTY

-    BEST TOTAL VALUE TO CONSUMERS

-    NIMBLE ORGANIZATION WITH LEADERS AT ALL LEVELS

-    RESPONSIBLE IN CORPORATE CITIZENSHIP

SLIDE 6 OF 13

                         WHY IS VOLVO IMPORTANT TO FORD?

-    PREMIUM BRAND WITH UNIQUE APPEAL

-    INCREMENTAL GROWTH OPPORTUNITY

-    ECONOMIES OF SCALE

-    GIVES FORD LEADING PORTFOLIO OF LUXURY BRANDS


             VOLVO IS A UNIQUE, PREMIUM BRAND THAT PROVIDES FORD AN
            OPPORTUNITY FOR PROFITABLE GROWTH & ECONOMIES OF SCALE,
                         & STRENGTHENS FORD'S PORTFOLIO

SLIDE 7 OF 13

                              FORD PLANS FOR VOLVO

-    NURTURE VOLVO'S STRONG BRAND

-    VALUE VOLVO'S SWEDISH HERITAGE, MANAGEMENT & EMPLOYEES

-    CONTINUE STRONG R & D FUNCTION IN SWEDEN

-    EXTEND PRODUCT RANGE & GROW VOLUME

-    LEVERAGE FORD ECONOMIES OF SCALE & DISTRIBUTION SYSTEM

SLIDE 8 OF 13

                      FORD & VOLVO COMBINED AUTOMOTIVE DATA

                                                            FORD
                         VOLVO CAR           FORD        WITH VOLVO
                         ---------           ----        ----------
FINANCIAL RESULTS          (1997)           (1998)
-----------------

REVENUE (BILS.)             $13             $144           $ 157
NET INCOME (BILS.)         $0.4             $5.9            $6.3
RETURN ON SALES             3.2%             4.0%            3.9%

OPERATING FACTORS
-----------------
EMPLOYEES (000)              28              364             392
UNIT VOLUME (000)           386            6,823           7,209
WW MARKET SHARE             0.7%            13.0%           13.7%

SLIDE 9 OF 13

                           VOLVO SALES COMPLEMENT FORD

                                      VOLVO
                                   [PIE CHART]


                    NORTH
                    AMERICA        ROW       EUROPE
400,000 UNITS         25%          15%        60%

                                      FORD
                                   [PIE CHART]


                    NORTH
                    AMERICA        ROW       EUROPE
6,800,000 UNITS       64%           9%        27%

SLIDE 10 OF 13

                  VOLVO BRAND FITS WELL UNDER FORD'S UMBRELLA
                     & GIVES FORD A LEADING LUXURY PORTFOLIO

                               FORD MOTOR COMPANY
                             INGENIOUS . . . CARING

SERVICES VEHICLES

[MERCURY LOGO]

INNOVATIVE
INDIVIDUALISTIC
EXPRESSIVE

[MAZDA LOGO]

STYLISH
SPIRITED
INSIGHTFUL

[FORD LOGO]

GENUINE
PROGRESSIVE
SMART

[LINCOLN LOGO]

AMERICAN
LUXURY

[VOLVO LOGO]
THOUGHTFUL
SUBSTANTIAL
UNDERSTATED

[JAGUAR LOGO]

ELEGANT
SENSUOUS
ORIGINAL W/
REFINED
POWER

[ASTON MARTIN LOGO]

THE MOST
EXCLUSIVE
CLUB

[FORD CREDIT LOGO]

SERVICE
VALUE
TRUST

[RED CARPET LEASE LOGO]

LOYALTY;
FLEXIBILITY

[QUALITYCARE LOGO]

RELIABLE;
CONVENIENT
SERVICE

[HERTZ LOGO]

SUPERIOR GLOBAL SERVICE
SPEED & CONVENIENCE
COMPETITIVE PRICES

SLIDE 11 OF 13

                       VOLVO BUYERS ARE CLEARLY DIFFERENT
                              FROM JAGUAR & LINCOLN

                                  FEMALE BUYERS

                                   [BAR GRAPH]

VOLVO    JAGUAR    LINCOLN
 51%      31%       26%


                             AGE GROUP CONCENTRATION

                                   [BAR GRAPH]

               VOLVO     JAGUAR      LINCOLN
21-33 YRS.     14%         3%           1%
34-53 YRS.     56%        38%          16%
54 & UP YRS.   30%        59%          83%




SOURCE:  1998 NEW VEHICLE CUSTOMER SURVEY - U.S. CAR DATA

SLIDE 12 OF 13

                          GROWING OUR LUXURY PORTFOLIO

                                   [BAR GRAPH]

1998           250,000
2000           750,000
POTENTIAL    1 MILLION

SLIDE 13 OF 13

                                     SUMMARY

-    FORD IS A STRONG & WELL RESPECTED GLOBAL COMPANY

-    VOLVO FITS WELL IN THE FORD FAMILY & GIVES FORD A LEADING LUXURY PORTFOLIO

-    FORD PLANS TO GROW VOLVO WHILE ENHANCING ITS PREMIUM BRAND POSITION

-    FORD VALUES VOLVO'S RICH HERITAGE, MANAGEMENT & PEOPLE

               VOLVO ACQUISITION PROVIDES EXCELLENT FIT WITH FORD
                         & OPPORTUNITY FOR GROWTH, WHILE
                MAINTAINING VOLVO'S PREMIUM BRAND & RICH HERITAGE